Exhibit 10.3
AMENDMENT NO. 3
TO FIRST LIEN CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of June 2, 2023, is entered into by and between TGP HOLDINGS III LLC, a Delaware limited liability company (the “Borrower”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, Traeger Pellet Grills Holdings LLC, a Delaware limited liability company, TGPX Holdings II LLC, a Delaware limited liability company, the several Lenders from time to time party thereto and the Administrative Agent have entered into that certain First Lien Credit Agreement, dated as of June 29, 2021 (as amended by Amendment No. 1, dated as of August 18, 2021, and Amendment No. 2, dated as of August 8, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Administrative Agent and the Borrower have reasonably determined that a Benchmark Transition Event (as defined in the Existing Credit Agreement) and its corresponding Benchmark Transition Start Date (as defined in the Existing Credit Agreement) have occurred; and
WHEREAS, in accordance with Section 3.09 of the Existing Credit Agreement, the Administrative Agent and the Borrower have determined that Adjusted Term SOFR should be the Benchmark Replacement (as defined in the Existing Credit Agreement), replacing the Eurocurrency Rate under the Existing Credit Agreement and the other Loan Documents on the terms set forth herein, and such changes shall become effective at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date that the draft of this Amendment was provided to the Lenders, so long as the Administrative Agent has not received, by such time, written notice of objection to this proposed Amendment from the Required Lenders.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. DEFINED TERMS; INTERPRETATION; ETC.
Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Sections 1.02 through 1.11 of the Existing Credit Agreement also apply to this Amendment, mutatis mutandis, as if fully set forth herein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement or any other Loan Document shall, after this Amendment becomes effective, refer to the Amended Credit Agreement.
SECTION II. AMENDMENTS.
The Borrower and the Administrative Agent agree that on the Amendment No. 3 Effective Date (as defined below), (a) the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex A hereto, (b) Schedule 2.01 of the Existing Credit Agreement shall be amended and restated in its entirety in the form attached as Annex B hereto (solely to reflect the assignment of the Revolving Credit Commitment of MUFG Union Bank, N.A. to MUFG Bank, Ltd.) and (c) Exhibit A of the Existing Credit Agreement shall be amended and restated in its entirety in the form attached as Annex C hereto.

SECTION III. PRE-AMENDMENT EUROCURRENCY LOANS.
Notwithstanding the foregoing, all Eurocurrency Rate Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement as of the Amendment No. 3 Effective Date (collectively, the “Existing Eurocurrency Rate Loans”) shall remain outstanding under the Existing Credit Agreement as Eurocurrency Rate Loans until the expiration of the then-current Interest Period applicable to such Existing Eurocurrency Rate Loans, at which time such Existing Eurocurrency Rate Loans shall be converted in full (the “Specified Conversion”) to Base Rate Loans in accordance with Section 2.02 of the Amended Credit Agreement or Term SOFR Loans, with an Interest Period as specified in the notice of conversion or continuation, effective as of the expiration date of such then-current Interest Period, as applicable. Any such Existing Eurocurrency Rate Loans shall continue to be governed by the relevant provisions of the Existing Credit Agreement applicable to Eurocurrency Rate Loans until the earlier of (x) the repayment of such Loans and (y) the conversion of such Loans to Term SOFR Loans pursuant to the Specified Conversion. For the avoidance of doubt, the Borrower shall not have the ability to draw, or convert, to Loans that accrue interest based on Adjusted Term SOFR prior to the Amendment No. 3 Effective Date.

SECTION IV. REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent as of the Amendment No. 3 Effective Date (as defined below) that, immediately before and after giving effect to this Amendment:
A. the Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and perform its obligations under the Amended Credit Agreement;
B. the execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions described herein, are within the Borrower’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than any Lien to secure the Secured Obligations pursuant to the Collateral Documents), or require any payment to be made under (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any Law; except with respect to any breach or contravention or payment referred to in Section IV(B)(ii) or (iii) of this Amendment to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect;
C. no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or the Amended Credit Agreement or for the consummation of the transactions described herein, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect;
D. this Amendment has been duly executed and delivered by the Borrower, and each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity; and

E. each of the representations and warranties contained in the Existing Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 3 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date (provided that for purposes of the foregoing the reference to “Closing Date” in Section 5.17 of the Existing Credit Agreement (Solvency) shall be deemed to be a reference to the “Amendment No. 3 Effective Date”).
SECTION V. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT
The effectiveness of this Amendment is subject to the following conditions (the date of satisfaction or waiver of all such conditions, the “Amendment No. 3 Effective Date”):
A. each of the representations and warranties made by the Borrower set forth in Section IV of this Amendment shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 3 Effective Date;
B. the Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed and delivered by the Borrower; and
C. the Administrative Agent shall have posted this Amendment to all Lenders and the Administrative Agent shall not have received written notice of objection to this Amendment from the Lenders comprising the Required Lenders as of 5:00 p.m. (New York City time) on June 2, 2023, the fifth (5th) Business Day after such posting.
SECTION VI. EFFECT ON THE AMENDED CREDIT AGREEMENT.
A. Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver or novation of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Existing Credit Agreement.
B. This Amendment shall be deemed to be a “Loan Document” as defined in the Amended Credit Agreement.
C. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
SECTION VII. AMENDMENT, MODIFICATION AND WAIVER.
This Amendment may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
SECTION VIII. CONSENT AND REAFFIRMATION.
On behalf of each Loan Party, the Borrower hereby (i) reaffirms and acknowledges and agrees to the continuing force and effect of each Loan Party’s pledges, grants of security interests and Liens and other obligations under the Guaranty, the Security Agreement and the other Loan Documents to which each such Loan Party is a party, (ii) reaffirms (x) each Lien granted by each Loan Party to the Administrative Agent for the benefit of the Secured Parties and (y) the guaranties made by each Loan Party pursuant to the Guaranty and (iii) acknowledges and agrees that the grants of security interests and Liens by, and the guaranties of, the Guarantors contained in the Guaranty, the Security Agreement and the other Loan Documents are and shall remain in full force and effect on and after the Amendment No. 3 Effective Date.

SECTION IX. ENTIRE AGREEMENT.
This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.
SECTION X. GOVERNING LAW; JURISDICTION; ETC.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
THE PROVISIONS OF SECTIONS 10.15(B), (C) AND (D) OF THE AMENDED CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS, AND MADE A PART HEREOF.
SECTION XI. WAIVER OF RIGHT TO TRIAL BY JURY.
EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION XI WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION XII. SEVERABILITY.
Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION XIII. COUNTERPARTS.
This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable Law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.
Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

TGP HOLDINGS III LLC By: /s/ Dominic Blosil Name: Dominic Blosil Title: Chief Financial Officer

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH, as Administrative Agent By: /s/ D. Andrew Maletta Name: D. Andrew Maletta Title: Authorized Signatory
By: /s/ Nawshaer Safi Name: Nawshaer Safi Title: Authorized Signatory

[Signature Page to Amendment No. 3 to First Lien Credit Agreement]

Annex A

Amended Credit Agreement

[See attached.]

Annex B

Schedule 2.01 to Amended Credit Agreement

[See attached.]

Schedule 2.01 to
the First Lien Credit Agreement
TERM COMMITMENTS, REVOLVING CREDIT COMMITMENTS
AND PRO RATA SHARES

Lender	Closing Date Term Commitment	Pro Rata Share
Credit Suisse AG, Cayman Islands Branch	$510,000,000	100%
Total	$510,000,000	100%

Lender	Delayed Draw Term Commitment	Pro Rata Share
Credit Suisse AG, Cayman Islands Branch	$50,000,000	100%
Total	$50,000,000	100%

Lender	Revolving Credit Commitment	Pro Rata Share
Credit Suisse AG, Cayman Islands Branch	$30,000,000	24.0%
Morgan Stanley Senior Funding, Inc.	$38,000,000	30.4%
MUFG Bank, Ltd.	$26,000,000	20.8%
Royal Bank of Canada	$12,500,000	10.0%
Jefferies Finance LLC	$12,500,000	10.0%
Bank of Montreal	$6,000,000	4.8%
Total	$125,000,000	100.0%

Schedule 2.01 Commitments and Pro Rata Shares

Annex C

Exhibit A to Amended Credit Agreement

[See attached.]

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE
Date:_____________, ___
To:    Credit Suisse AG, Cayman Islands Branch, as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain First Lien Credit Agreement, dated as of June 29, 2021 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms, the “Agreement”; the capitalized terms defined therein being used herein as therein defined), among TGP HOLDINGS III LLC, a Delaware limited liability company, as Borrower, TRAEGER PELLET GRILLS HOLDINGS LLC, a Delaware limited liability company, as Revolving Loan Co-Borrower, TGPX HOLDINGS II LLC, a Delaware limited liability company, as Holdings, the Lenders from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent. The undersigned hereby requests (select one):
❑ A Borrowing of Loans    ❑ A conversion or continuation of Loans

	❑ Revolving Credit Loan	❑ Term Loan	❑ Closing Date Term Loans	❑ Delayed Draw Term Loans
Date of Loan (a Business Day)
Amount
Type of Loan	❑ Base Rate Loan ❑ Term SOFR Loan	❑ Base Rate Loan ❑ Term SOFR Loan	❑ Base Rate Loan ❑ Term SOFR Loan	❑ Base Rate Loan ❑ Term SOFR Loan
Interest Period in months (for Term SOFR Loan)
Wire Instructions

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EXHIBIT A

[For Revolving Credit Loans:] [The Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(c) of the Agreement.]

[TGP HOLDINGS III LLC][ TRAEGER PELLET GRILLS HOLDINGS LLC]
By:
Name:
Title: